UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  August 3, 2023

NVE Corporation
(Exact name of registrant as specified in its charter)

Minnesota	000-12196	41-1424202
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11409 Valley View Road, Eden Prairie, Minnesota	55344
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (952) 829-9217

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	NVEC	The NASDAQ Stock Market, LLC

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On August 3, 2023, our Board of Directors amended our bylaws to clarify that, as stated in our recent proxy statements on Schedule 14A, in uncontested elections, our Directors are elected by a majority vote of the votes cast by the shareholders entitled to vote rather than a plurality, if majority voting for directors is permitted by the Minnesota Business Corporation Act. We believe majority voting for directors is a good governance practice.

We also replaced anachronistic gender-specific language.

The amended Bylaws are furnished as Exhibit 3 to this Current Report on Form 8-K.

Item 5.07 Submission of Matters to a Vote of Security Holders.

Our 2023 Annual Meeting of Shareholders was held August 3, 2023, for the following purposes: (1) elect five directors; (2) advisory approval of named executive officer compensation; (3) advisory vote on the frequency of votes on executive compensation; and (4) ratify the selection of Boulay PLLP as our independent registered public accounting firm for the fiscal year ending March 31, 2024.

Proxies for the meeting were solicited pursuant to Section 14(a) of the Exchange Act. All of the director nominees were incumbent directors, and all attended the Meeting.

There were 4,833,401 shares of common stock entitled to vote with a majority represented at the meeting. The Board of Directors recommended a vote for each of the director nominees, for Proposals 2 and 4, and one year for Proposal 3. There was no solicitation in opposition.

Abstentions for Proposals 1, 2, and 3 did not affect the results. Abstentions for Proposal 4 had the effect of a negative vote.

The final voting results were as follows:

		Number of Shares
		Voted For	Withheld	Abstain
1.	Elect five directors:
	Terrence W. Glarner	2,436,182	452,886	-
	Daniel A. Baker	2,753,976	135,092	-
	Patricia M. Hollister	2,608,517	280,551	-
	Richard W. Kramp	2,670,818	218,250	-
	James W. Bracke	2,702,815	186,253	-

		Voted For	Voted Against	Abstain
2.	Advisory approval of named executive officer compensation.	2,747,800	91,382	49,884

		1 Year	2 Years	3 Years	Abstain
3.	Advisory vote on the frequency of votes on executive compensation.	2,745,463	9,191	122,479	11,931

		Voted For	Voted Against	Abstain
4.	Ratify the selection of Boulay PLLP as our independent registered public accounting firm for the fiscal year ending March 31, 2024.	3,635,666	8,075	12,893

Based on the results, each director was reelected, named executive officer compensation was approved, shareholders voted in favor of annual say-on-pay votes, and the selection of our independent registered public accounting firm was ratified.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date August 7, 2023	NVE CORPORATION (Registrant) /s/ DANIEL A.BAKER Daniel A. Baker President and CEO

INDEX TO EXHIBITS

Exhibit #	Description

3	Bylaws as amended August 3, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

4